SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2017 (September 18, 2017)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On September 18, 2017, National Health Investors ("NHI") hosted an investor day and made a presentation regarding the Company. There were no material disclosures made during this presentation that were not previously disclosed in other of the Company's public filings. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1 and Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99.1	Text of the Power Point slides used during the presentation made to investors of National Health Investors, Inc. at its 2017 Investor Day on September 18, 2017 in HTML Format.
99.2	Text of the Power Point slides used during the presentation made to investors of National Health Investors, Inc. at its 2017 Investor Day on September 18, 2017 in PDF Format.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/Roger Hopkins
Name:    Roger Hopkins
Title:     Principal Accounting Officer
Date:    September 18, 2017